SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 22, 2010
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 22, 2010, Ashford Hospitality Trust, Inc. (the “Company”) issued and sold 3,300,000 shares of its 8.45% Series D Cumulative Preferred Stock (liquidation preference $25.00 per share, par value $0.01 per share) (“Series D Preferred Stock”) at $22.447893 per share, in an underwritten public offering pursuant to an effective registration statement. The proceeds from the offering may be used by the Company to repay a portion of the outstanding borrowings under its existing senior credit facility, although a portion of the net proceeds may also be used to redeem a portion of the Company’s outstanding Series B-1 Preferred Stock or for other general corporate purposes.
     In connection with the sale, the Company filed Articles Supplementary with the Maryland State Department of Assessments and Taxation (the “Department”) classifying an additional 3,300,000 shares of the Company’s authorized preferred stock as Series D Preferred Stock on September 21, 2010. A copy of the above-referenced Articles Supplementary is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.
     On September 22, 2010, the Company, as the sole member of the general partner of Ashford Hospitality Limited Partnership (the “Partnership”), caused the agreement of limited partnership of the Partnership to be amended to designate and authorize the issuance of an additional 3,300,000 of the Partnership’s 8.45% Series D Preferred Units, liquidation preference $25.00 per Series D Preferred Unit (the “Series D Preferred Units”). A copy of that amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. On September 22, 2010, the Company contributed the net proceeds from the offering of the Series D Preferred Stock to the Partnership in exchange for 3,300,000 Series D Preferred Units (with economic terms that mirror the terms of the Series D Preferred Stock). The offering of the Series D Preferred Units to the Company is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.
     The Series D Preferred Stock will rank senior to the Company’s common stock and any other junior shares that the Company may issue in the future, and on parity with the Company’s Series A Cumulative Preferred Stock, the Series B-1 Convertible Preferred Stock, and any other parity shares that the Company may issue in the future, in each case with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, all as set forth in the Articles Supplementary classifying 8,000,000 shares of the Company’s authorized preferred stock as Series D Preferred Stock filed with the Department on July 17, 2007.

Item 8.01.	Other Events.
     Reference is hereby made to the registration statement of the Company on Form S-3/A (File No. 333-162750), which became effective as of January 25, 2010 (the “Registration Statement”), pursuant to which the Company registered the sale of debt and equity securities for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the prospectus dated January 25, 2010 and the related prospectus supplement, which was filed with the Commission pursuant to Rule 424(b)(2) on September 16, 2010, with respect to the Series D Preferred Stock.
     On September 22, 2010, Hogan Lovells US LLP issued their opinion with respect to the legality of an underwritten public offering by the Company of 3,300,000 shares of the Company’s Series D Preferred Stock. A copy of the opinion is filed with this Current Report on Form 8-K as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1*	Articles Supplementary Establishing Additional Shares of Series D Preferred Stock, filed with the Maryland State Department of Assessments and Taxation on September 21, 2010.
5.1*	Opinion of Hogan Lovells US LLP, dated September 22, 2010, with respect to the legality of the preferred shares being issued.
10.1*	Amendment No. 5 to Third Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership

*	filed herewith

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 23, 2010

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel